Exhibit 10.2

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT (“Agreement”), dated as of July 28, 2023, is executed by and among FLUX POWER HOLDINGS, INC., a Nevada corporation (“Holdings”), FLUX POWER, INC., a California corporation (“Flux” and, together with Holdings, individually and collectively, jointly and severally, “Debtor”), and GIBRALTAR BUSINESS CAPITAL, LLC, a Delaware limited liability company, having a business location at the address set forth below under its signature (“Secured Party”).

RECITALS:

ACCORDINGLY, in consideration of the mutual covenants contained in the Loan Documents and herein, the parties hereby agree as follows:

1. Definitions. All terms defined in the Recitals hereto or in the Loan Agreement that are not otherwise defined herein shall have the meanings given to them therein. In addition, the following terms have the meanings set forth below:

“Copyrights” means the copyright registrations, applications and exclusive copyright licenses set forth in Exhibit A.

“IP Collateral” means all Copyrights, Patents and Trademarks, other than any Excluded Property (as defined in the Loan Agreement).

“Loan Agreement” means that certain Loan and Security Agreement, dated as of the date hereof, among Debtor and Secured Party.

“Patents” means all of the Debtor’s right, title and interest in and to patents or applications for patents, fees or royalties with respect to each, and including without limitation the right to sue for past infringement and damages therefor, and licenses thereunder, all as presently existing or hereafter arising or acquired, including without limitation the patents listed on Exhibit B.

“Security Interest” has the meaning given in Section 2.

“Trademarks” means all of the Debtor’s right, title and interest in and to: (i) trademarks, service marks, collective membership marks, registrations and applications for registration for each, and the respective goodwill associated with each, (ii) licenses, fees or royalties with respect to each, (iii) the right to sue for past, present and future infringement, dilution and damages therefor, (iv) and licenses thereunder, all as presently existing or hereafter arising or acquired, including, without limitation, the marks listed on Exhibit C.

2. Security Interest. The Debtor hereby irrevocably pledges and assigns to, and grants the Secured Party a security interest (the “Security Interest”), with power of sale to the extent permitted by law, in the IP Collateral, to secure payment of the Obligations. As set forth in the Loan Agreement, the Security Interest is coupled with a security interest in substantially all of the personal property of the Debtor.

3. Representations, Warranties and Agreements. Debtor represents, warrants and agrees as follows:

(a) Authority. This Agreement has been duly and validly authorized by all necessary action on the part of the Debtor.

(b) Copyrights. Exhibit A accurately lists all registered Copyrights owned or controlled by the Debtor as of the date hereof and accurately reflects in all material respects the existence and status of Copyrights and all applications and registrations pertaining thereto as of the date hereof. If after the date hereof, the Debtor owns or controls any registered Copyrights not listed on Exhibit A or if Exhibit A ceases to accurately reflect, in all material respects, the existence and status of applications and registrations pertaining to the Copyrights, then the Debtor shall promptly provide written notice to the Secured Party with a replacement Exhibit A, which upon acceptance by the Secured Party shall become part of this Agreement.

(c) Patents. Exhibit B accurately lists all Patents owned or controlled by the Debtor as of the date hereof, or to which Debtor has a right as of the date hereof to have it assigned to it, and accurately reflects the existence and status of applications and letters patent pertaining to the Patents as of the date hereof. If after the date hereof, Debtor owns, controls or has a right to have assigned to it any Patents not listed on Exhibit B, or if Exhibit B ceases to accurately reflect the existence and status of applications and letters patent pertaining to the Patents, then the Debtor shall within thirty (30) days provide written notice to the Secured Party with a replacement Exhibit B, which upon acceptance by the Secured Party shall become part of this Agreement.

(d) Trademarks. Exhibit C accurately lists all Trademarks owned or controlled by the Debtor as of the date hereof and accurately reflects the existence and status of Trademarks and all applications and registrations pertaining thereto as of the date hereof. If after the date hereof, the Debtor owns or controls any Trademarks not listed on Exhibit C or if Exhibit C ceases to accurately reflect the existence and status of applications and registrations pertaining to the Trademarks, then the Debtor shall promptly provide written notice to the Secured Party with a replacement Exhibit C, which upon acceptance by the Secured Party shall become part of this Agreement.

(e) Title. Debtor has absolute title to each Patent, Trademark and Copyright listed on Exhibits A, B and C, free and clear of all liens except Permitted Liens. Debtor (i) will have, at the time Debtor acquires any rights in IP Collateral hereafter arising, absolute title to each such IP Collateral free and clear of all liens except Permitted Liens, and (ii) will keep all IP Collateral free and clear of all liens except Permitted Liens.

(f) Defense. The Debtor will at its own expense and using commercially reasonable efforts, protect and defend the IP Collateral against all claims or demands of all Persons.

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(g) Maintenance. Debtor will at its own expense maintain the IP Collateral to the extent reasonably advisable in its business including, but not limited to, filing all applications to obtain letters patent or trademark registrations and all affidavits, maintenance fees, annuities, and renewals possible with respect to letters patent, trademark registrations and applications therefor. Debtor covenants that it will not abandon nor fail to pay any maintenance fee or annuity due and payable on any IP Collateral, nor fail to file any required affidavit or renewal in support thereof, without first providing the Secured Party: (i) sufficient written notice, of at least thirty (30) days, to allow the Secured Party to timely pay any such maintenance fees or annuities which may become due on any IP Collateral, or to file any affidavit or renewal with respect thereto, and (ii) a separate written power of attorney or other authorization to pay such maintenance fees or annuities, or to file such affidavit or renewal, should such be necessary or desirable.

(h) Secured Party’s Right to Take Action. If Debtor fails to perform or observe any of its covenants or agreements set forth in this Section 3, and if such failure continues for a period of seven (7) Business Days after the Secured Party gives the Debtor written notice thereof (or, in the case of the agreements contained in subsection (f), immediately upon the occurrence of such failure, without notice or lapse of time), or, if Debtor notifies the Secured Party that it intends to abandon any IP Collateral, the Secured Party may (but need not) perform or observe such covenant or agreement or take steps to prevent such intended abandonment on behalf and in the name, place and stead of Debtor (or, at the Secured Party’s option, in the Secured Party’s own name) and may (but need not) take any and all other actions which the Secured Party may reasonably deem necessary to cure or correct such failure or prevent such intended abandonment.

(i) Costs and Expenses. The Debtor shall pay the Secured Party on demand the amount of all moneys expended and all costs and expenses (including reasonable attorneys’ fees and disbursements) incurred by the Secured Party in connection with or as a result of the Secured Party’s taking action under subsection (g) or exercising its rights under Section 6, together with interest thereon from the date expended or incurred by the Secured Party at the default rate of interest set forth in the Loan Agreement.

(j) Power of Attorney. To the extent required to facilitate the Secured Party’s taking action under subsection (g) and exercising its rights under Section 6 for the purpose of perfecting its Security Interest, the Debtor hereby irrevocably appoints (which appointment is coupled with an interest) the Secured Party, or its delegate, as the attorney-in-fact of the Debtor with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file, in the name and on behalf of the Debtor, any and all instruments, documents, applications, financing statements, and other agreements and writings required to be obtained, executed, delivered or endorsed by the Debtor under this Section 3, or, necessary for the Secured Party, after an Event of Default (as defined in the Loan Agreement), to enforce or use the IP Collateral or to grant or issue any exclusive or non-exclusive license under the IP Collateral to any third party, or to sell, assign, transfer, pledge, encumber or otherwise transfer title in or dispose of the IP Collateral to any third party. The Debtor hereby ratifies all actions that such attorney shall lawfully do or cause to be done by virtue of the power of attorney granted herein. The power of attorney granted herein shall terminate upon the termination of the Loan Agreement as provided therein and the payment and performance of all Obligations.

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4. Debtor’s Use of the IP Collateral. The Debtor shall be permitted to control and manage the IP Collateral, including the right to exclude others from making, using or selling items covered by the IP Collateral and any licenses thereunder, in the same manner and with the same effect as if this Agreement had not been entered into, so long as no Event of Default occurs.

5. Events of Default. The occurrence of an Event of Default, as defined in the Loan Agreement, shall constitute an Event of Default under this Agreement

6. Remedies. During the existence of an Event of Default, the Secured Party may, at its option, take any or all of the following actions:

(a) The Secured Party may exercise any or all remedies available under the Loan Agreement.

(b) The Secured Party may sell, assign, transfer, pledge, encumber or otherwise dispose of the IP Collateral.

(c) The Secured Party may enforce the IP Collateral and any licenses thereunder, and if Secured Party shall commence any suit for such enforcement, the Debtor shall, at the request of Secured Party, do any and all lawful acts and execute any and all proper documents required by Secured Party in aid of such enforcement.

7. Miscellaneous. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by the Secured Party. This Agreement shall terminate upon termination of the Loan Agreement. A waiver signed by the Secured Party shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any of the Secured Party’s rights or remedies. All rights and remedies of the Secured Party shall be cumulative and may be exercised singularly or concurrently, at the Secured Party’s option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. All notices to be given to Debtor under this Agreement shall be given in the manner and with the effect provided in the Loan Agreement. The Secured Party shall not be obligated to preserve any rights the Debtor may have against prior parties, to realize on the IP Collateral at all or in any particular manner or order, or to apply any cash proceeds of IP Collateral in any particular order of application. This Agreement shall be binding upon and inure to the benefit of the Debtor and the Secured Party and their respective participants, successors and assigns and shall take effect when signed by the Debtor and delivered to the Secured Party, and the Debtor waives notice of the Secured Party’s acceptance hereof. The Secured Party may execute this Agreement if appropriate for the purpose of filing, but the failure of the Secured Party to execute this Agreement shall not affect or impair the validity or effectiveness of this Agreement. A carbon, photographic or other reproduction of this Agreement or of any financing statement shall have the same force and effect as the original for all purposes of a financing statement. This Agreement shall be governed by the internal law of Illinois without regard to conflicts of law provisions, except that any exercise by Lender of its remedies under this Agreement pertaining to the IP Collateral shall be conducted in accordance with the law of the applicable jurisdiction where Debtor’s principal place of business is located. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations.

THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.

[SIGNATURE PAGE TO FOLLOW]

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IN WITNESS WHEREOF, the parties have executed this Intellectual Property Security Agreement as of the date written above.

GIBRALTAR BUSINESS CAPITAL, LLC,		FLUX POWER HOLDINGS, INC.,
a Delaware limited liability company		a Nevada corporation

By:	/s/ Jean R. Elie Jr.	By:	/s/ Ronald F. Dutt
Name:	Jean R. Elie Jr.	Name:	Ronald F. Dutt
Title:	Senior Vice President	Title:	Chief Executive Officer and President

Address:		FLUX POWER, INC.,
400 Skokie Boulevard, Suite 375		a California corporation
Northbrook, Illinois 60062
		By:	/s/ Ronald F. Dutt
		Name:	Ronald F. Dutt
		Title:	Chief Executive Officer

Address:
2685 S. Melrose Drive
Vista, California 92081

[Signature Page to Intellectual Property Security Agreement]

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EXHIBIT A

COPYRIGHTS

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EXHIBIT B

PATENTS

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EXHIBIT C

TRADEMARKS

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